                                                  Annual

                                                  Report

                                                  December 31, 2000

[GRAPHIC]

                                                  ------------------------------
                                                  STRATTON
                                                  MUTUAL FUNDS
                                                  Stability . Strategy . Success
                                                  ------------------------------

DEAR FELLOW SHAREHOLDER:

We are presently witnessing a downturn in the broad economy of the United States as well as its global trading partners that is faster and harder than anyone had forecasted. The current condition is the "perfect storm" combining three independent negative trends into a downturn very serious to global economic health. The three trends are worldwide tightening of credit by the central banks; worldwide collapse of technology stock markets, which had been overinflated; and worldwide sharp increases in energy costs. There has been a steady slowing in profits of the S&P 500 from the first quarter of 2000 with a 17% growth rate to only a 5% growth rate for the fourth quarter. There is a rising probability that there will be a recession in the first half of 2001.

On January 3, 2001, the Federal Reserve announced a surprise rate cut of one-half percentage point, or 50 basis points. We had expected a significant loosening of Fed credit policy starting in the first quarter and accelerating through the year. While many signs of a weakening economy are around us, there is still a lagging tightness in the labor market to which we believe the Fed pays a great deal of attention. By the end of the first six months of 2001, barring a very stimulative federal tax cut, we believe the Fed will have to continue to stimulate the economy to pull it out of a recessionary trend. More importantly, we believe that there is a good chance that the Fed may be late in changing monetary policy and that the economy may go through several quarters of recession in 2001 before monetary or proposed fiscal policy changes begin to take effect.

After three warm winters in a row, the U.S. is presently witnessing a colder than average winter. This is causing a severe problem in price and availability of natural gas, heating oil, and electric power. While all three of these are showing similar sharp increases in price on a short-term basis, the problem is really a lack of long-term capital spending over the last ten to fifteen years. The U.S. economy has not spent the amounts of capital on its energy infrastructure that it should have been spending. Probably, the greatest surprise to the economy has been the implosion of the electric utility system in California. The two largest utilities in California are on the verge of bankruptcy.

We believe that high product prices will last and are part of a permanent restructuring of the Energy industry. This is in sharp contrast to the common wisdom that prices will return to their former low levels by the springtime. To date, there has been no price-to-earnings ratio expansion in the oil stocks. As a result, we believe the sector outlook remains strong; this is one of the sectors that has a positive short and intermediate term appeal for earnings gains and stock market appreciation. In SGF and SSCV, we have more than 20% of our portfolios in Energy stocks which is almost triple the weighting of Energy within the S&P 500.

We believe that the stock market made a major change in orientation on March 10, 2000. As a result, we have seen a much broader market in 2000 after two of the narrowest leadership markets in history in 1998 and 1999. While most value stocks have done relatively well, the defensive value stocks have done particularly well. Business cycle sensitive value stocks have been lagging. These are companies that would obviously face major earnings problems during a business cycle downturn.

The most dramatic feature of the market in 2000 has been the bear market in Technology stocks over the last nine months. This is the mirror image of what was taking place one year ago. Whenever a bubble collapses the way Technology has, there are substantial residual problems that are exposed. It normally takes a long length of time for the dust to settle. This shift to a slower growing economy only reinforces the sector change from growth to value in the stock market. Because the growth stock price-to-earnings multiple was so excessive in 1999 and early 2000, it appears that the collapse will be a mirror image and may carry many technology stocks to levels below their enterprise value as positions are liquidated. At the end of this liquidation and consolidation phase there will be great opportunities to buy the surviving companies and to truly "invest" in Technology. It is quite possible that these companies will sell for a protracted period of time at reasonable valuations if they are out of favor with the investing public.

Once again, we welcome you, and invite you to speak with our management team when you have questions concerning our investment policies. You can also find more information about our Funds on our web site, www.strattonmgt.com.

                                          Sincerely yours,
                                          /s/James W. Stratton
                                          James W. Stratton Chairman

January 26, 2001

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Stratton Growth Fund, with a total return of 22.05% for the year 2000, had an excellent year compared to a decline of 9.15% in the S&P 500. Over much longer periods of time, the Growth Fund has had a return in the mid teens for both the ten year and the twenty-five year measuring periods.

During the quarter, we had three sales and five purchases in the portfolio. Four of the five purchases were in the Energy area, which raised our exposure to 25.9% of the portfolio by year-end. The next four largest categories were Banking (16.3%), Insurance (14.1%), Technology (12.9%), and Health Care (10.0%). The only non-energy stock that was purchased during the quarter was Pall Corp., which is a manufacturing company that combines characteristics of the Technology and the Health Care industries and is one of two major factors in filtration products in the United States.

The expense ratio for the year was 1.24%. Due to the high volatility, our turnover ratio reached 49.10%, which was the highest turnover ratio in the past five years for the Fund.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

 Average Annual Total Return
for the period ended 12/31/00
  1 year            +22.05%
  5 year            +13.90
 10 year            +14.85
 15 year            +12.57
 20 year            +12.84
 25 year            +14.04

                Reinvestment of        Reinvestments of
                 Capital Gains         Income Dividends      Original shares

                                                   $45             10,000
73-74                                               43              7,630
75-76                                              458             11,280
77-78                                            1,217             14,155
79-80                                            2,147             14,597
81-82                                            3,703             17,299
83-84                                            6,347             24,755
85-86               $3,857                      10,805             38,310
87-88               10,945                      11,062             30,774
89-90               22,901                      14,859             31,059
91-92               27,527                      21,871             32,464
93-94               35,156                      26,652             32,622
95-96               60,327                      41,919             42,938
                    66,844                      44,981             42,654
12/31/97            52,749                      58,992             98,447
12/31/98            53,823                      63,997            116,451
12/31/99            46,177                      57,713            108,613
12/31/2000          51,517                      67,046            140,799

Past performance is not predictive of future performance.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           December 31, 2000 September 30, 2000
---------------------------------------------------------------
Total Net Assets              $47,251,069       $43,444,697
---------------------------------------------------------------
Net Asset Value Per Share          $32.61            $32.67
---------------------------------------------------------------
Shares Outstanding              1,449,063         1,329,882
---------------------------------------------------------------
Number of Shareholders                985               987
---------------------------------------------------------------
Average Size Account              $47,971           $44,017
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2000
--------------------------------------------------------------------------------

New Holdings                      Eliminated Holdings
-------------------------------------------------------
Conoco Inc. Class A (3.6%*)       Diebold, Inc.
Pall Corp. (1.4%*)                First Union Corp.
Phillips Petroleum Co. (1.2%*)    Georgia-Pacific Group
Texaco Inc. (3.9%*)
Ultramar Diamond Shamrock Corp.
 (3.3%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2000
--------------------------------------------------------------------------------

                              Market Value Percent of TNA
---------------------------------------------------------
C&D Technologies, Inc.        $ 4,318,750        9.1%
---------------------------------------------------------
Commerce Bancorp, Inc. (NJ)     3,398,032        7.2
---------------------------------------------------------
American General Corp.          3,260,000        6.9
---------------------------------------------------------
Penn Virginia Corp.             2,655,000        5.6
---------------------------------------------------------
The Coastal Corp.               2,207,813        4.7
---------------------------------------------------------
PNC Financial Services Group    2,191,875        4.6
---------------------------------------------------------
Kimberly-Clark Corp.            1,979,320        4.2
---------------------------------------------------------
Texaco Inc.                     1,863,750        3.9
---------------------------------------------------------
Baxter International, Inc.      1,766,250        3.7
---------------------------------------------------------
Conoco Inc. Class A             1,717,500        3.6
---------------------------------------------------------
                              $25,358,290       53.5%
---------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
For the twelve months ended December 31, 2000, SMDS had a total return of 20.10%. Although this performance trailed The Morgan Stanley REIT Index return of 26.81% and the NAREIT Equity Index return of 26.37%, the current dividend yield of 8.23% remains extremely attractive to income-seeking investors. The dividend yield of the average REIT Fund stands at 4.48%.

Our largest sector weightings are Lodging (16.8%), Office/Industrial (16.2%), Apartments (13.3%), and Health Care (13.0%).

During the year, we added to our Health Care REIT holdings, believing in the long-term merits of the group. We believe this heavy sector weighting hurt the performance of the Fund vs. the REIT indices. Health Care REITs are excluded from these indices and the sector underperformed the overall REIT market due to continuing concerns over the Nursing Home Industry. The majority of the companies have weathered tenant bankruptcies well and the management of these companies are firmly in control of their portfolios. As we begin the New Year, Congress has proposed legislation raising reimbursements to Health Care providers and this sector has rebounded significantly.

We continue to believe in the strength of the Lodging sector and will continue to add to several of our holdings despite concerns of a slowing Economy. This sector underwent a heavy sell-off in 1998 and 1999 and construction and lending has slowed to allow demand for new hotel rooms to catch up with excessive supply. Though this sector is more volatile in an uncertain economic climate than other sectors, the Lodging REITs have improved greatly on their ability to manage both their properties and their portfolios through the various stages of the business cycle.

Although the retailing environment during the Christmas Holiday Season of 2000 was not particularly impressive, several of the Mall REITs and Strip Center REITs have performed well and have delivered solid, stable earnings. We continue to hold those steady growing companies that consistently pay above average dividends and execute strong, sensible business plans.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

 Average Annual Total Return
for the period ended 12/31/00

  1 year            +20.10%
  5 year            + 4.96
 10 year            + 8.19
 15 year            + 7.46
 20 year            +10.28

                                          Reinvestment       Reinvestments of
                Original shares        of Income Dividends     Capital Gains

    81            $9,113                       583
    82             9,354                     1,641
    83            10,808                     3,107
    84            10,667                     4,379
    85            11,795                     6,627
    86            14,604                    10,328
    87            16,320                    13,744                   503
    88            13,181                    13,041                 1,043
    89            12,824                    15,044                 1,015
    90            12,861                    17,513                 1,018
    91            12,084                    19,388                   956
    92            14,609                    26,570                 1,156
    93            15,701                    31,818                 1,242
    94            15,060                    33,590                 1,192
    95            13,039                    32,499                 1,032
    96            14,383                    39,890                 1,138
1/31/96-12/31/    14,399                    43,821                 1,139
  12/31/97        15,879                    52,959                 1,257
  12/31/98        13,008                    47,819                 1,029
  12/31/99        11,170                    45,934                   884
12/31/2000        12,299                    56,372                   973

Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           December 31, 2000 September 30, 2000
---------------------------------------------------------------
Total Net Assets              $60,229,187       $58,953,133
---------------------------------------------------------------
Net Asset Value Per Share          $23.43            $23.81
---------------------------------------------------------------
Shares Outstanding              2,570,822         2,475,699
---------------------------------------------------------------
Number of Shareholders              2,922             3,002
---------------------------------------------------------------
Average Size Account              $20,612           $19,638
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2000
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
---------------------------------------------------------
Highwoods Properties, Inc. (2.1%*)  SL Green Realty Corp.
Simon Property Group, Inc. (2.4%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2000
--------------------------------------------------------------------------------

                                     Market Value Percent of TNA
----------------------------------------------------------------
Liberty Property Trust               $ 2,856,250        4.7%
----------------------------------------------------------------
Gables Residential Trust               2,800,000        4.6
----------------------------------------------------------------
FelCor Lodging Trust, Inc.             2,752,813        4.6
----------------------------------------------------------------
Mack-Cali Realty Corp.                 2,570,625        4.3
----------------------------------------------------------------
Mid-Atlantic Realty Trust              2,559,375        4.2
----------------------------------------------------------------
First Industrial Realty Trust, Inc.    2,380,000        4.0
----------------------------------------------------------------
Colonial Properties Trust              2,345,625        3.9
----------------------------------------------------------------
Mills Corp.                            2,214,406        3.7
----------------------------------------------------------------
Innkeepers USA Trust                   2,212,500        3.7
----------------------------------------------------------------
Healthcare Realty Trust, Inc.          2,125,000        3.5
----------------------------------------------------------------
                                     $24,816,594       41.2%
----------------------------------------------------------------

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund had an excellent year in 2000 with a total return of 23.91%. For the five year period, the average annual total return was 12.44%. During the quarter, we continued to reduce the number of holdings in the portfolio. We sold twelve stocks and purchased nine bringing the portfolio to forty-two holdings.

As stated in the Chairman's letter, we believe that the Energy sector of our economy deserves to be emphasized in our portfolio. Of the nine stocks we purchased, six of them were Energy stocks. At year-end, Energy was our heaviest weighted sector representing 29.5% of our assets. The next four largest industry categories were Financial (19.3%), Technology (10.6%), Materials & Processing (9.5%), and Health Care (7.2%).

For the full year, the Fund had a very low expense ratio of 0.98%, which was due to the low investment advisory fee earned during most of the year as a result of our poor relative performance in 1998 and 1999. The portfolio witnessed a 53% turnover rate, which was the highest level in the past five years. The high turnover rate was a result of a change in portfolio managers but also due to the high volatility in today's stock market. This heightened volatility produces short-term swings in price that must be taken advantage of for the long-term good of the shareholder.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

 Average Annual Total Return
for the period ended 12/31/00
  1 year            +23.91%
  3 year             +3.17
  5 Year            +12.44
  Since Inception
  (4/12/93)         +11.94


                                          Reinvestment       Reinvestments of
                   Original shares     of Income Dividends     Capital Gains

4-93                  $10,000
3/31/94                10,376                     $158
3/31/95                10,352                      402
3/31/96                12,780                      789
3/31/96-12/31/96*      13,432                    1,067               $813
12/31/97               17,976                    1,633              2,190
12/31/98               16,088                    1,626              1,995
12/31/99               15,552                    1,840              1,928
12/31/2000             18,656                    2,497              2,787

Past performance is not predictive of future performance.

*Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           December 31, 2000 September 30, 2000
---------------------------------------------------------------
Total Net Assets              $39,600,137       $36,848,834
---------------------------------------------------------------
Net Asset Value Per Share          $23.32            $22.16
---------------------------------------------------------------
Shares Outstanding              1,697,848         1,662,556
---------------------------------------------------------------
Number of Shareholders              1,019             1,028
---------------------------------------------------------------
Average Size Account              $38,862           $35,845
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2000
--------------------------------------------------------------------------------

New Holdings                           Eliminated Holdings
-------------------------------------------------------------------------
Barrett Resources Corp. (1.9%*)        A.O. Smith Corp.
C&D Technologies, Inc. (1.1%*)         Avis Group Holdings, Inc. Class A
Cabot Oil & Gas Corp. Class A (1.9%*)  Colonial BancGroup, Inc.
Chieftain International, Inc. (1.4%*)  Dain Rauscher Corp.
Crown Cork & Seal Co., Inc. (2.8%*)    Deb Shops, Inc.
Forest Oil Corp. (1.9%*)               Glatfelter (P.H.) Co.
Pogo Producing Co. (1.6%*)             Pioneer-Standard Electronics, Inc.
Suiza Foods Corp. (1.8%*)              Price Communications Corp.
The Houston Exploration Co. (1.9%*)    Primex Technologies, Inc.
                                       SLI, Inc.
                                       United Bankshares, Inc.
                                       Velcro Industries, N.V.

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2000
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
Penn Virginia Corp.                          $ 1,858,500        4.7%
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A    1,837,500        4.6
------------------------------------------------------------------------
Basin Exploration, Inc.                        1,530,000        3.9
------------------------------------------------------------------------
Bel Fuse, Inc. Class B                         1,360,000        3.4
------------------------------------------------------------------------
Eaton Vance Corp.                              1,290,000        3.3
------------------------------------------------------------------------
HS Resources, Inc.                             1,186,500        3.0
------------------------------------------------------------------------
Quixote Corp.                                  1,117,500        2.8
------------------------------------------------------------------------
Crown Cork & Seal Co., Inc.                    1,115,625        2.8
------------------------------------------------------------------------
Tidewater, Inc.                                1,109,375        2.8
------------------------------------------------------------------------
Henry Schein, Inc.                             1,108,000        2.8
------------------------------------------------------------------------
                                             $13,513,000       34.1%
------------------------------------------------------------------------

STRATTON GROWTH FUND
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in high yielding common stocks can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and several security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. In order to provide a more direct comparison we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. Additionally, Stratton Management Co. reviews common stock cash flow and earnings characteristics. The next step in the process involves rigorous fundamental analysis of important parameters such as dividends, free cash flow, relative industry competitive position, and management strengths. In this manner, SGF's buy candidate list is reduced to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 25 years. In his absence, a back-up manager, John A. Affleck, CFA, serves.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio yield should exceed the yield of the S&P 500 Index.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN STRATTON GROWTH FUND, THE S&P 500* AND THE S&P/BARRA VALUE**
                TEN YEAR PERFORMANCE (12/31/90-12/31/00)

                                    [GRAPH]

AVERAGE ANNUAL TOTAL RETURN
1 Year     5 Year     10 Year
22.05%     13.90%     14.65%

                                   SGF       S&P 500   P/BARRA VALUE

                     1990        $10,000     $10,000     $10,000
                     1991         12,218      13,051      12,256
                     1992         13,039      14,043      13,546
                     1993         13,874      15,460      16,067
                     1994         14,871      15,657      15,964
                     1995         20,473      21,533      21,870
                     1996         23,375      26,484      26,682
                     1997         31,805      35,315      34,681
                     1998         35,449      45,405      39,771
                     1999         32,155      54,952      44,831
                     2000         39,246      49,924      47,558

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged Index of 500 common stocks that generally considered to be representative of the U.S. stock market as a whole.
** The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 65% of its total assets in common stocks and other equity securities of Real Estate Investment Trusts ("REITs"). The remaining 35% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and several security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index does not include any REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co., screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 30 to 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager for 20 years and James A. Beers, President of SMDS.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              STRATTON MONTHLY DIVIDEND REIT SHARES, THE S&P 500*
                         AND THE NAREIT EQUITY INDEX**
                  TEN YEAR PERFORMANCE (12/31/90-12/31/00)***

                                    [GRAPH]

AVERAGE ANNUAL TOTAL RETURN
1 Year     5 Year     10 Year
20.10%      4.98%      8.19%

                               SMDS    S&P 500   NAREIT EQUITY

                     1990    $10,000   $10,000      $10,000
                     1991     13,510    13,051       13,570
                     1992     14,916    14,043       15,549
                     1993     15,900    15,460       18,606
                     1994     13,972    15,657       19,195
                     1995     17,248    21,533       22,126
                     1996     18,728    26,484       29,929
                     1997     22,115    35,315       35,993
                     1998     19,516    45,405       29,693
                     1999     18,296    54,952       28,321
                     2000     21,973    49,924       35,788

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged Index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
** The NAREIT Equity Index is an unmanaged Index of 158 real estate investment trusts.
*** Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund's benchmark.

STRATTON SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Small-Cap Value Fund's investment objective is to achieve both dividend income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 45 companies that meet these criteria. The final decision to buy or sell stocks for the portfolio of SSCV is made by James W. Stratton, President and Gerald M. Van Horn, CFA, Vice President.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              STRATTON SMALL-CAP VALUE FUND AND THE RUSSELL 2000*
                PERFORMANCE SINCE INCEPTION (4/12/93-12/31/00)

                                    [GRAPH]

AVERAGE ANNUAL TOTAL RETURN
1 Year     5 Year     10 Year
23.91%     12.44%     11.94%

                                      SSCV        RUSSELL 2000

                          4/93       $10,000        $10,000
                         12/93        10,754         11,663
                         12/94        10,464         11,450
                         12/95        13,318         14,707
                         12/96        15,311         17,133
                         12/97        21,799         20,965
                         12/98        19,709         20,430
                         12/99        19,320         24,774
                         12/00        23,940         24,026

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The RUSSELL 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2000
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)

                                                          --------- -----------
COMMON STOCKS - 96.2%
Banking/Financial - 16.3%
AmSouth Bancorp..........................................   50,000  $   762,500
Comerica, Inc............................................   22,500    1,335,937
Commerce Bancorp, Inc. (NJ)..............................   49,697    3,398,032
PNC Financial Services Group.............................   30,000    2,191,875
                                                                    -----------
                                                                      7,688,344
                                                                    -----------
Business Services - 2.8%
Pitney Bowes, Inc........................................   40,000    1,325,000
                                                                    -----------
Consumer Non-Durables - 7.1%
Anheuser-Busch Companies, Inc............................   30,000    1,365,000
Kimberly-Clark Corp......................................   28,000    1,979,320
                                                                    -----------
                                                                      3,344,320
                                                                    -----------
Consumer Services - 2.4%
American Express Co......................................   21,000    1,153,687
                                                                    -----------
Distribution - 2.5%
IKON Office Solutions, Inc...............................  470,000    1,175,000
                                                                    -----------
Energy - 25.9%
Conoco Inc. Class A......................................   60,000    1,717,500
Penn Virginia Corp.......................................   80,000    2,655,000
Phillips Petroleum Co....................................   10,000      568,750
Texaco Inc. .............................................   30,000    1,863,750
The Coastal Corp. .......................................   25,000    2,207,813
Ultramar Diamond Shamrock Corp...........................   50,000    1,543,750
USX-Marathon Group.......................................   60,000    1,665,000
                                                                    -----------
                                                                     12,221,563
                                                                    -----------
Health Care - 10.0%
American Home Products Corp..............................   26,000    1,652,300
Baxter International, Inc................................   20,000    1,766,250
Tenet Healthcare Corp.+..................................   30,000    1,333,125
                                                                    -----------
                                                                      4,751,675
                                                                    -----------
Insurance/Services - 14.1%
American General Corp....................................   40,000    3,260,000
Aon Corp.................................................   43,750    1,498,438
Jefferson-Pilot Corp.....................................   12,500      934,375
Lincoln National Corp....................................   20,000      946,250
                                                                    -----------
                                                                      6,639,063
                                                                    -----------
Retailing - 2.2%
The Limited, Inc.........................................   60,000    1,023,750
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------

Technology - 12.9%
C&D Technologies, Inc...................................    100,000 $ 4,318,750
Electronic Data Systems Corp............................     20,000   1,155,000
Pall Corp...............................................     30,000     639,375
                                                                    -----------
                                                                      6,113,125
                                                                    -----------
Total Common Stocks
 (cost $25,285,301).....................................             45,435,527
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 3.4%
General Electric Capital Corp.
 5.70%, due 01/02/01.................................... $1,635,000   1,634,741
                                                                    -----------
Total Short-Term Notes
 (cost $1,634,741)......................................              1,634,741
                                                                    -----------
Total Investments - 99.6%
 (cost $26,920,042*)....................................             47,070,268
Cash and Other Assets
 Less Liabilities - 0.4%................................                180,801
                                                                    -----------
NET ASSETS - 100.00%....................................            $47,251,069
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $26,920,042 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $21,469,019
Gross unrealized depreciation......................................  (1,318,793)
                                                                    -----------
 Net unrealized appreciation....................................... $20,150,226
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2000
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 91.7%
Apartments - 13.3%
Cornerstone Realty Income Trust, Inc. ...................  130,000  $ 1,373,125
Gables Residential Trust.................................  100,000    2,800,000
Home Properties of New York, Inc. .......................   40,000    1,117,500
Summit Properties, Inc. .................................   59,000    1,534,000
United Dominion Realty Trust, Inc. ......................  110,000    1,189,375
                                                                    -----------
                                                                      8,014,000
                                                                    -----------
Diversified - 8.5%
Colonial Properties Trust................................   90,000    2,345,625
EastGroup Properties, SBI................................   90,000    2,013,750
Meditrust Corp.+.........................................  300,000      768,750
                                                                    -----------
                                                                      5,128,125
                                                                    -----------
Health Care - 13.0%
Health Care Property Investors, Inc. ....................   70,000    2,091,250
Health Care REIT, Inc. ..................................  120,000    1,950,000
Healthcare Realty Trust, Inc. ...........................  100,000    2,125,000
Nationwide Health Properties, Inc. ......................  130,000    1,673,750
                                                                    -----------
                                                                      7,840,000
                                                                    -----------
Lodging - 16.8%
FelCor Lodging Trust, Inc. ..............................  115,000    2,752,812
Hospitality Properties Trust.............................   60,000    1,357,500
Innkeepers USA Trust.....................................  200,000    2,212,500
Jameson Inns, Inc. ......................................  160,000      895,000
RFS Hotel Investors, Inc. ...............................  125,000    1,632,812
Winston Hotels, Inc. ....................................  175,000    1,246,875
                                                                    -----------
                                                                     10,097,499
                                                                    -----------
Net Lease - 1.5%
iStar Financial, Inc. ...................................   46,000      905,625
                                                                    -----------
Office/Industrial - 16.2%
First Industrial Realty Trust, Inc. .....................   70,000    2,380,000
Highwoods Properties, Inc. ..............................   50,000    1,243,750
HRPT Properties Trust....................................   90,000      680,625
Liberty Property Trust...................................  100,000    2,856,250
Mack-Cali Realty Corp. ..................................   90,000    2,570,625
                                                                    -----------
                                                                      9,731,250
                                                                    -----------
Regional Malls - 9.5%
Glimcher Realty Trust....................................  165,000    2,062,500
Mills Corp. .............................................  133,700    2,214,406
Simon Property Group, Inc. ..............................   60,000    1,440,000
                                                                    -----------
                                                                      5,716,906
                                                                    -----------

                                                                     Market
                                                        Number of     Value
                                                          Shares    (Note 1)
                                                        ---------- -----------

Shopping Centers - 10.9%
Developers Diversified Realty Corp. ...................     95,000 $ 1,264,688
IRT Property Co. ......................................    166,000   1,348,750
Mid-Atlantic Reatly Trust..............................    210,000   2,559,375
New Plan Excel Realty Trust............................    108,000   1,417,500
                                                                   -----------
                                                                     6,590,313
                                                                   -----------
Storage - 2.0%
Shurgard Storage Centers, Inc. ........................     50,000   1,221,875
                                                                   -----------
Total Common Stocks (cost $61,136,284).................             55,245,593
                                                                   -----------
PREFERRED STOCKS - 1.8%
Kimco Realty Corp. - Depositary Shares Class D (cost
 $1,047,537)...........................................     40,000   1,092,500
                                                                   -----------

                                                        Principal
                                                          Amount
                                                        ----------
SHORT-TERM NOTES - 5.5%
American Express Credit Corp.
 5.70%, due 01/02/01................................... $1,650,000   1,649,739
General Electric Capital Corp.
 5.70%, due 01/03/01...................................  1,640,000   1,639,481
                                                                   -----------
Total Short-Term Notes
 (cost $3,289,220).....................................              3,289,220
                                                                   -----------
Total Investments - 99.0%
 (cost $65,473,041*)...................................             59,627,313
Cash and Other Assets
 Less Liabilities - 1.0%...............................                601,874
                                                                   -----------
NET ASSETS - 100.00%...................................            $60,229,187
                                                                   ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $65,473,041 and net unrealized depreciation is as follows:

Gross unrealized appreciation.................................... $  4,173,395
Gross unrealized depreciation....................................  (10,019,123)
                                                                  ------------
 Net unrealized depreciation..................................... $ (5,845,728)
                                                                  ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2000
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                       Market
                                                           Number of   Value
                                                            Shares    (Note 1)
                                                           --------- ----------
COMMON STOCKS - 92.7%
Autos & Transportation - 3.9%
AAR Corp. ................................................   45,000  $  568,125
Polaris Industries, Inc. .................................   25,000     993,750
                                                                     ----------
                                                                      1,561,875
                                                                     ----------
Consumer Discretionary & Services - 4.0%
IKON Office Solutions, Inc................................  300,000     750,000
True North Communications, Inc. ..........................   20,000     850,000
                                                                     ----------
                                                                      1,600,000
                                                                     ----------
Consumer Staples - 1.8%
Suiza Foods Corp.+ .......................................   15,000     720,000
                                                                     ----------
Energy - 29.5%
Barrett Resources Corp.+..................................   13,000     738,562
Basin Exploration, Inc.+..................................   60,000   1,530,000
Cabot Oil & Gas Corp. Class A.............................   23,600     736,025
Chieftain International, Inc.+............................   20,000     552,500
Forest Oil Corp.+.........................................   20,000     737,500
The Houston Exploration Co.+..............................   20,000     762,500
HS Resources, Inc.+.......................................   28,000   1,186,500
Mitchell Energy & Development Corp. Class A...............   30,000   1,837,500
Penn Virginia Corp........................................   56,000   1,858,500
Pogo Producing Co.........................................   20,000     622,500
Tidewater, Inc. ..........................................   25,000   1,109,375
                                                                     ----------
                                                                     11,671,462
                                                                     ----------
Financial Services - 19.3%
The BISYS Group, Inc.+....................................   20,000   1,042,500
Blanch (E.W.) Holdings, Inc. .............................   50,000     871,875
Commerce Bancorp, Inc. (NJ)...............................   14,704   1,005,386
Community Bank System, Inc. ..............................   25,000     618,750
Donegal Group, Inc. ......................................   61,299     582,341
Eaton Vance Corp..........................................   40,000   1,290,000
First Essex Bancorp, Inc..................................   25,000     501,563
National Data Corp. ......................................   20,000     732,500
Southwest Securities Group, Inc...........................   17,182     444,584
Webster Financial Corp....................................   20,000     566,250
                                                                     ----------
                                                                      7,655,749
                                                                     ----------
Health Care - 7.2%
Henry Schein, Inc.+.......................................   32,000   1,108,000
Morrison Management Specialists, Inc......................   30,000   1,047,300
Respironics, Inc.+........................................   25,000     712,500
                                                                     ----------
                                                                      2,867,800
                                                                     ----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Materials & Processing - 9.5%
Crown Cork & Seal Co., Inc.+............................    150,000 $ 1,115,625
Florida Rock Industries, Inc............................     25,000     978,125
Hughes Supply, Inc......................................     30,000     538,200
Quixote Corp............................................     60,000   1,117,500
                                                                    -----------
                                                                      3,749,450
                                                                    -----------
Producer Durables - 3.2%
Belden, Inc.............................................     20,000     507,500
Technitrol, Inc.........................................     18,000     740,250
                                                                    -----------
                                                                      1,247,750
                                                                    -----------
Technology - 10.6%
Anixter International, Inc.+............................     45,000     973,125
Bel Fuse, Inc. Class B..................................     40,000   1,360,000
C&D Technologies, Inc. .................................     10,000     431,875
InFocus Corp.+..........................................     50,000     737,500
Park Electrochemical Corp. .............................     22,500     690,469
                                                                    -----------
                                                                      4,192,969
                                                                    -----------
Utilities - 3.7%
ALLETE..................................................     20,000     496,250
Energen Corp. ..........................................     30,000     965,625
                                                                    -----------
                                                                      1,461,875
                                                                    -----------
Total Common Stocks
 (cost $25,169,444).....................................             36,728,930
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 6.6%
American Express Credit Corp.
 6.36%, due 01/02/01.................................... $1,800,000   1,799,682
General Electric Capital Corp.
 5.70%, due 01/02/01....................................    800,000     799,873
                                                                    -----------
Total Short-Term Notes
 (cost $2,599,555)......................................              2,599,555
                                                                    -----------
Total Investments - 99.3%
 (cost $27,768,999*)....................................             39,328,485
Cash and Other Assets
 Less Liabilities - 0.7%................................                271,652
                                                                    -----------
NET ASSETS - 100.00%....................................            $39,600,137
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $27,768,999 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $13,293,852
Gross unrealized depreciation......................................  (1,734,366)
                                                                    -----------
 Net unrealized appreciation....................................... $11,559,486
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                               SGF        SMDS         SSCV
                                           ----------- -----------  -----------
ASSETS:
  Investments in securities at value (cost
   $26,920,042, $65,473,041, and
   $27,768,999, respectively) (Note 1).... $47,070,268 $59,627,313  $39,328,485
  Cash....................................       1,246       3,133          454
  Dividends and interest receivable.......      56,999     563,008       51,741
  Receivable for shares sold .............     206,580     130,121       19,889
  Receivable for securities sold..........         --          --       870,846
                                           ----------- -----------  -----------
    Total Assets..........................  47,335,093  60,323,575   40,271,415
                                           ----------- -----------  -----------
LIABILITIES:
  Accrued expenses and other liabilities..      41,273      67,052       18,349
  Payable to Advisor......................         --          --        38,500
  Payable for shares redeemed.............      42,751      27,336        2,191
  Payable for investment securities
   purchased..............................         --          --       612,238
                                           ----------- -----------  -----------
    Total Liabilities.....................      84,024      94,388      671,278
                                           ----------- -----------  -----------
NET ASSETS:
  Applicable to 1,449,063, 2,570,822 and
   1,697,848 shares outstanding,
   respectively/1....................../.. $47,251,069 $60,229,187  $39,600,137
                                           =========== ===========  ===========
  Net asset value, offering and redemption
   price per share........................ $     32.61 $     23.43  $     23.32
                                           =========== ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital......................... $25,344,482 $80,561,855  $27,795,877
  Accumulated net realized gain (loss) on
   investments............................   1,756,361 (14,486,940)     244,774
  Net unrealized appreciation
   (depreciation) of investments..........  20,150,226  (5,845,728)  11,559,486
                                           ----------- -----------  -----------
    Net Assets............................ $47,251,069 $60,229,187  $39,600,137
                                           =========== ===========  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2000

                                                 SGF        SMDS        SSCV
                                              ---------- ----------- ----------
INCOME:
  Dividends.................................. $  853,468 $ 4,423,514 $  580,071
  Interest...................................    138,136     163,581    159,417
                                              ---------- ----------- ----------
    Total Income.............................    991,604   4,587,095    739,488
                                              ---------- ----------- ----------
EXPENSES:
  Accounting/Pricing services fees...........     33,239      42,566     33,052
  Administration services fees...............     31,139      42,665     30,485
  Advisory fees (Note 2).....................    298,856     358,135    127,024
  Audit fees.................................     19,988      24,300     16,300
  Custodian fees.............................     13,107      18,450     12,916
  Directors' fees............................     15,857      22,144     13,248
  Legal fees.................................      6,934       9,522      5,758
  Miscellaneous fees.........................      6,071       8,598      5,072
  Printing and postage fees..................     19,427      29,238     16,657
  Registration fees..........................     21,452      22,361     23,052
  Shareholder services fees..................     50,548     131,532     54,527
  Taxes other than income taxes..............      3,250       4,525      2,725
                                              ---------- ----------- ----------
    Total Expenses...........................    519,868     714,036    340,816
                                              ---------- ----------- ----------
      Net Investment Income..................    471,736   3,873,059    398,672
                                              ---------- ----------- ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on investments...........  2,767,268   1,197,736  1,099,771
  Net increase in unrealized appreciation on
   investments...............................  4,386,749   6,112,958  6,204,283
                                              ---------- ----------- ----------
  Net gain on investments....................  7,154,017   7,310,694  7,304,054
                                              ---------- ----------- ----------
    Net increase in net assets resulting from
     operations.............................. $7,625,753 $11,183,753 $7,702,726
                                              ========== =========== ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                        SMDS
                          -------------------------  -------------------------
                          Year Ended   Year Ended   Year Ended   Year Ended
                           12/31/00     12/31/99     12/31/00     12/31/99
                          -----------  -----------  -----------  -----------
OPERATIONS:
 Net investment income... $   471,736  $    674,239  $ 3,873,059  $  4,717,684
 Net realized gain (loss)
  on investments.........   2,767,268     3,251,257    1,197,736    (2,505,510)
 Net increase (decrease)
  in unrealized apprecia-
  tion of investments....   4,386,749    (9,385,310)   6,112,958    (6,710,730)
                          -----------  ------------  -----------  ------------
 Net increase (decrease)
  in net assets resulting
  from operations........   7,625,753    (5,459,814)  11,183,753    (4,498,556)
                          -----------  ------------  -----------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come ($0.33 and $0.41
  per share, respective-
  ly, for SGF, $1.45 and
  $1.55 per share, re-
  spectively, for SMDS)..    (480,163)     (665,812)  (3,873,059)   (4,717,684)
 From realized gains on
  investments ($2.44 and
  $1.33 per share, re-
  spectively, for SGF)...  (3,647,451)   (2,250,632)         --            --
 Distributions in excess
  of net investment in-
  come ($0.20 and $0.00
  per share, respective-
  ly, for SMDS)..........         --            --      (527,322)          --
 Return of capital ($0.00
  and $0.00 per share,
  respectively, for SGF,
  $0.27 and $0.49 per
  share, respectively,
  for SMDS)..............      (4,377)          --      (731,486)   (1,514,708)
CAPITAL SHARE TRANSAC-
 TIONS: /2/                  (107,754)  (11,081,854)  (5,235,777)   (9,792,276)
                          -----------  ------------  -----------  ------------
 Total increase (de-
  crease) in net assets..   3,386,008   (19,458,112)     816,109   (20,523,224)
NET ASSETS:
 Beginning of period.....  43,865,061    63,323,173   59,413,078    79,936,302
                          -----------  ------------  -----------  ------------
 End of period (including
  undistributed net in-
  vestment income of $0
  and $8,427, respective-
  ly, for SGF, and $0 and
  $0, respectively, for
  SMDS).................. $47,251,069  $ 43,865,061  $60,229,187  $ 59,413,078
                          ===========  ============  ===========  ============

                                                               SSCV
                                                      ------------------------
                                                      Year Ended   Year Ended
                                                       12/31/00     12/31/99
                                                      -----------  -----------
OPERATIONS:
 Net investment income............................... $   398,672  $   516,517
 Net realized gain on investments....................   1,099,771    1,034,763
 Net increase (decrease) in unrealized appreciation
  of investments.....................................   6,204,283   (2,192,714)
                                                      -----------  -----------
 Net increase (decrease) in net assets resulting from
  operations.........................................   7,702,726     (641,434)
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.25 and $0.27 per
  share, respectively, for SSCV).....................    (414,775)    (501,810)
 From realized gains on investments ($0.44 and $0.00
  per share, respectively, for SSCV).................    (730,607)         --
 Return of capital ($0.02 and $0.00 per share, re-
  spectively, for SSCV)..............................     (33,572)         --
CAPITAL SHARE TRANSACTIONS: /2/                        (2,977,653)  (5,592,043)
                                                      -----------  -----------
 Total increase (decrease) in net assets.............   3,546,119   (6,735,287)
NET ASSETS:
 Beginning of period.................................  36,054,018   42,789,305
                                                      -----------  -----------
 End of period (including undistributed net invest-
  ment income of $0 and $16,103, respectively, for
  SSCV).............................................. $39,600,137  $36,054,018
                                                      ===========  ===========


                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/A summary of capital share transactions follows:

                                                   SGF
                                          -------------------------------------
                                Year Ended 12/31/00      Year Ended 12/31/99
                              ------------------------  ----------------------
                                Shares       Value       Shares      Value
                              ----------  ------------  --------  ------------
Shares issued................    700,041  $ 22,142,237   119,531  $  3,966,635
Shares reinvested from net
 investment income and
 capital gains
 distributions...............    123,215     3,699,198    82,967     2,568,964
                              ----------  ------------  --------  ------------
                                 823,256    25,841,435   202,498     6,535,599
Shares redeemed..............   (874,785)  (25,949,189) (560,493)  (17,617,453)
                              ----------  ------------  --------  ------------
  Net (decrease).............    (51,529) $   (107,754) (357,995) $(11,081,854)
                              ==========  ============  ========  ============
                                                  SMDS
                                          -------------------------------------
                                Year Ended 12/31/00      Year Ended 12/31/99
                              ------------------------  ----------------------
                                Shares       Value       Shares      Value
                              ----------  ------------  --------  ------------
Shares issued................    923,771  $ 20,827,485   201,707  $  4,798,470
Shares reinvested from net
 investment income...........    144,183     3,172,797   164,663     3,826,361
                              ----------  ------------  --------  ------------
                               1,067,954    24,000,282   366,370     8,624,831
Shares redeemed.............. (1,289,561)  (29,236,059) (799,368)  (18,417,107)
                              ----------  ------------  --------  ------------
  Net (decrease).............   (221,607) $ (5,235,777) (432,998) $ (9,792,276)
                              ==========  ============  ========  ============
                                                  SSCV
                                          -------------------------------------
                                Year Ended 12/31/00      Year Ended 12/31/99
                              ------------------------  ----------------------
                                Shares       Value       Shares      Value
                              ----------  ------------  --------  ------------
Shares issued................    156,258  $  3,328,641   279,605  $  5,275,738
Shares reinvested from net
 investment income and
 capital gains
 distributions...............     44,274       954,105    19,978       383,537
                              ----------  ------------  --------  ------------
                                 200,532     4,282,746   299,583     5,659,275
Shares redeemed..............   (357,735)   (7,260,399) (572,731)  (11,251,318)
                              ----------  ------------  --------  ------------
  Net (decrease).............   (157,203) $ (2,977,653) (273,148) $ (5,592,043)
                              ==========  ============  ========  ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital

-------------------------------------------------------------------------------
December 31, 2000
   loss carryover available to offset future capital gains, if any, of approximately $14,487,000 of which $7,545,000 expires in 2002, $4,332,000 expires in 2003, $775,000 expires in 2005 and $1,835,000 expires in 2007.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the year ended December 31, 2000, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF -
 $298,856; SMDS - $358,135; SSCV - $127,024. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market

-------------------------------------------------------------------------------
December 31, 2000
capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2000 caused the advisory fee to decrease by $135,720.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Pursuant to an agreement between The Bank of New York (the "Custodian") and PFPC Inc., the Custodian reallows a portion of its custody fees to PFPC Inc. for certain services delegated to PFPC Inc. The amount is not readily determinable. Effective January 2, 2001, PFPC Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 2000 were as follows:

                                                 SGF        SMDS        SSCV
                                             ----------- ----------- -----------
Cost of purchases........................... $19,534,051 $14,418,212 $17,131,784
Proceeds of sales...........................  22,667,946  21,376,340  22,714,557

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             Years Ended December 31,          7 Months
                          -----------------------------------   Ended       Year Ended
                           2000     1999      1998     1997    12/31/96      5/31/96
                          -------  -------   -------  -------  --------     ----------
Net Asset Value,
 Beginning of Period....  $ 29.23  $ 34.07   $ 33.39  $ 27.00  $ 27.18       $ 22.35
                          -------  -------   -------  -------  -------       -------
  Income From Investment
   Operations
  Net investment
   income...............    0.321    0.416     0.570    0.550    0.312         0.556
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    5.829   (3.516)    3.130    8.900    1.298         5.759
                          -------  -------   -------  -------  -------       -------
    Total from
     investment
     operations.........    6.150   (3.100)    3.700    9.450    1.610         6.315
                          -------  -------   -------  -------  -------       -------
  Less Distributions
  Dividends (from net
   investment income)...   (0.330)  (0.410)   (0.590)  (0.540)  (0.580)       (0.540)
  Distributions (from
   capital gains).......   (2.440)  (1.330)   (2.430)  (2.520)  (1.210)       (0.945)
                          -------  -------   -------  -------  -------       -------
    Total
     distributions......   (2.770)  (1.740)   (3.020)  (3.060)  (1.790)       (1.485)
                          -------  -------   -------  -------  -------       -------
Net Asset Value, End of
 Period.................  $ 32.61  $ 29.23   $ 34.07  $ 33.39  $ 27.00       $ 27.18
                          =======  =======   =======  =======  =======       =======
Total Return............    22.05%   (9.29%)   11.46%   36.06%    6.40%        29.62%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $47,251  $43,865   $63,323  $60,177  $44,801       $42,880
  Ratio of expenses to
   average net assets...     1.24%    1.13%     1.07%    1.11%    1.17%/1/      1.16%
  Ratio of net
   investment income to
   average net assets...     1.13%    1.21%     1.60%    1.87%    2.08%/1/      2.28%
  Portfolio turnover
   rate.................    49.10%   39.81%    38.02%   34.40%   20.32%        15.41%

--------
/1/Annualized


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                    11
                              Years Ended December 31,            Months        Year
                          -------------------------------------   Ended        Ended
                           2000     1999      1998       1997    12/31/96     1/31/96
                          -------  -------   -------   --------  --------     --------
Net Asset Value,
 Beginning of Period....  $ 21.28  $ 24.78   $ 30.25   $  27.43  $  27.40     $  24.84
                          -------  -------   -------   --------  --------     --------
  Income From Investment
   Operations
  Net investment
   income...............    1.450    1.550     1.650      1.540     1.630        1.880
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    2.620   (3.010)   (5.070)     3.200     0.160        2.600
                          -------  -------   -------   --------  --------     --------
    Total from
     investment
     operations.........    4.070   (1.460)   (3.420)     4.740     1.790        4.480
                          -------  -------   -------   --------  --------     --------
  Less Distributions
  Dividends (from net
   investment income)...   (1.450)  (1.550)   (1.650)    (1.540)   (1.630)      (1.890)
  Distributions (in
   excess of net
   investment income)...   (0.200)     --     (0.400)       --     (0.130)      (0.030)
  Return of capital.....   (0.270)  (0.490)      --      (0.380)      --           --
                          -------  -------   -------   --------  --------     --------
    Total
     distributions......   (1.920)  (2.040)   (2.050)    (1.920)   (1.760)      (1.920)
                          -------  -------   -------   --------  --------     --------
Net Asset Value, End of
 Period.................  $ 23.43  $ 21.28   $ 24.78   $  30.25  $  27.43     $  27.40
                          =======  =======   =======   ========  ========     ========
Total Return............    20.10%   (6.25%)  (11.75%)    18.09%     7.12%       18.98%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $60,229  $59,413   $79,936   $101,956  $103,780     $129,267
  Ratio of expenses to
   average net assets...     1.20%    1.09%     1.02%      1.02%     1.02%/1/     0.99%
  Ratio of net
   investment income to
   average net assets...     8.77%    6.61%     5.95%      5.48%     6.94%/1/     7.42%
  Portfolio turnover
   rate.................    25.54%   13.94%    18.89%     42.47%    69.19%       53.30%

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             Years Ended December 31,            9 Months
                          ------------------------------------     Ended      Year Ended
                           2000     1999      1998     1997/2/  12/31/96/2/   3/31/96/2/
                          -------  -------   -------   -------  -----------   ----------
Net Asset Value,
 Beginning of Period....  $ 19.44  $ 20.11   $ 22.47   $ 16.79    $ 15.98      $ 12.94
                          -------  -------   -------   -------    -------      -------
  Income from Investment
   Operations
  Net investment
   income...............    0.242    0.278     0.170     0.210      0.260        0.330
  Net gains (losses) on
   securities
   (both realized and
   unrealized)..........    4.348   (0.678)   (2.310)    6.800      1.740        3.040
                          -------  -------   -------   -------    -------      -------
    Total from
     investment
     operations.........    4.590   (0.400)   (2.140)    7.010      2.000        3.370
                          -------  -------   -------   -------    -------      -------
  Less Distributions
  Dividends (from net
   investment income)...   (0.250)  (0.270)   (0.180)   (0.200)    (0.270)      (0.330)
  Distributions (from
   capital gains).......   (0.440)     --     (0.040)   (1.130)    (0.920)         --
  Return of capital.....   (0.020)     --        --        --         --           --
                          -------  -------   -------   -------    -------      -------
    Total
     distributions......   (0.710)  (0.270)   (0.220)   (1.330)    (1.190)      (0.330)
                          -------  -------   -------   -------    -------      -------
Net Asset Value, End of
 Period.................  $ 23.32  $ 19.44   $ 20.11   $ 22.47    $ 16.79      $ 15.98
                          =======  =======   =======   =======    =======      =======
Total Return............    23.91%   (1.98%)   (9.58%)   42.37%     12.84%       26.18%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $39,600  $36,054   $42,789   $39,377    $21,691      $19,592
  Ratio of expenses to
   average net assets...     0.98%    1.08%     1.56%     1.62%      1.29%/1/     1.46%
  Ratio of net
   investment income to
   average net assets...     1.15%    1.29%     0.80%     1.09%      2.03%/1/     2.28%
  Portfolio turnover
   rate.................    53.21%   43.44%    35.74%    26.27%     35.86%       33.50%

--------
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2000, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 19, 2001

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers including The Wall Street Journal and Investor's Business Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Existing Shareholder Account Services
Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities
Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767


 Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia,
                                PA 19406-0903.
 Date of first use February 2001. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 2000

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                                Percentage of Ordinary Dividend
                                                   Income Qualifying for the
                                                70% Corporate Dividend Received
                                                           Deduction
                                                -------------------------------
Stratton Growth Fund, Inc......................              100%
Stratton Monthly Dividend REIT Shares, Inc.....                0%
Stratton Small-Cap Value Fund .................              100%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DIRECTORS

Lynne M. Cannon                       Merritt N. Rhoad, Jr.

John J. Lombard, Jr.                  Richard W. Stevens

Douglas J. MacMaster, Jr.             James W. Stratton

Henry A. Rentschler

OFFICERS

James W. Stratton                     Gerald M. Van Horn, CFA
Chairman                              Vice President
Stratton Mutual Funds                 Stratton Small-Cap Value Fund
President
Stratton Small-Cap Value Fund         Joanne E. Kuzma
                                      Vice President
John A. Affleck, CFA
President                             Patricia L. Sloan
Stratton Growth Fund                  Secretary & Treasurer

James A. Beers                        Brigid E. Hummel
President, Stratton Monthly           Assistant Secretary &
Dividend REIT Shares                  Treasurer


INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.

P.O. Box 61503, King of Prussia, PA 19406-0903

Telephone: 610-239-4600, 1-800-472-4266


INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

------------------------------
STRATTON
MUTUAL FUNDS
Stability . Strategy . Success
------------------------------